UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

COEUR MINING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

104 S. Michigan Ave. Suite 900, Chicago, IL 60603 (Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	CDE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Tender Offer

On February 22, 2021, Coeur Mining, Inc.  (the “Company”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding $230,000,000 in aggregate principal amount of its 5.875% Senior Notes due 2024 (the “Existing Notes”).  The Tender Offer is being made on the terms and subject to the conditions set forth in the Offer to Purchase dated February 22, 2021 (the “Offer to Purchase”).  The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on February 26, 2021 (the “Expiration Time”), unless extended by the Company.  Holders of the Existing Notes who have tendered (and not validly withdrawn) their notes at or prior to the Expiration Time will be entitled to receive in cash $1,029.38 per $1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) and accepted for purchase by the Company in the Tender Offer, plus accrued and unpaid interest on such Existing Notes.  The Company currently intends to, at its sole discretion, redeem any Existing Notes that are not tendered in the Tender Offer in accordance with the terms of the indenture governing the Existing Notes.  The Existing Notes are redeemable by the Company, in whole or in part, at redemption prices specified in the indenture governing the Existing Notes (and are currently redeemable at a redemption price of $1,029.38 per $1,000 principal amount redeemed plus accrued and unpaid interest to the applicable redemption date).  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Tender Offer is conditioned on, among other things, the satisfaction or waiver of certain conditions described in the Offer to Purchase, including, among other things, the Company having obtained sufficient funds to repurchase the Notes and pay applicable fees and expenses related to such repurchase in a concurrent notes offering.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

Offering of Senior Notes

 On February 22, 2021, the Company issued a press release announcing the launch of an offering (the “Offering”) of $350,000,000 of senior unsecured notes due 2029 (the “Notes”) through a private placement to certain eligible purchasers.  The Company intends to use the proceeds of the offering of the Notes to fund the repurchase of the Existing Notes (including applicable fees and expenses), any subsequent redemptions of the Existing Notes and to pay the fees and expenses in connection with the offering of the Notes.  Any additional proceeds after such repurchases will be used for general corporate purposes.  The offering of the Notes is not conditioned on the completion of the repurchase of the Existing Notes.  If the repurchase of the Existing Notes is not completed, the Company intends to use the net proceeds from the offering of the Notes for general corporate purposes.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Potential Amendment to Credit Agreement

The Company expects to enter into a fifth amendment (the “Amendment”) to its credit agreement, dated as of September 29, 2017 (as previously amended, the “Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of America, N.A., as administrative agent and the lenders party thereto, effective substantially concurrently with the completion of the Offering. The Amendment contemplates extending the maturity date of the senior secured revolving credit facility (“RCF”) provided under the Credit Agreement to the fourth anniversary of the Amendment effective date. The Amendment would also permit the Company to obtain one or more increases of the RCF, which is currently in the amount of $300,000,000, after the effective date of the Amendment in an aggregate amount of up to $100,000,000 in incremental loans and commitments, subject to certain conditions, including obtaining commitments from relevant lenders to provide such increase. Among other customary conditions, execution of the Amendment is conditioned upon the commencement and completion of the Tender Offer. This offering is not contingent upon the effectiveness of the Amendment.

The press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The Notes and the guarantees thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The Notes are expected to be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The press release is being issued in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including statements regarding the Company’s intention to redeem any Existing Notes that are not tendered in the Tender Offer and the offering of the Notes, which is subject to market and other conditions, the amount and terms of the Notes and the Company’s intended use of proceeds and future liquidity. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk regarding whether the Notes will be sold, in the amounts described above or at all, the use of proceeds from the Notes, whether the Tender Offer or any redemption of Existing Notes will be completed on the time or terms described and the risk that anticipated production, cost, expenditure and expense levels are not attained; the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); changes in the market prices of gold, silver, zinc and lead and treatment and refining charges of gold, silver, zinc and lead, and a sustained lower price or higher treatment and refining charge environment; the impact of the novel coronavirus (COVID-19) pandemic, including disruptions to operations, the need for heightened health and safety protocols to minimize exposure and transmission risk, and disruptions to our vendors, suppliers and the communities where we operate; the uncertainties inherent in our production, exploratory and developmental activities, including risks relating to permitting and regulatory delays (including the impact of government shutdowns), ground conditions and grade variability; any future labor disputes or work stoppages (involving us or our subsidiaries or third parties); the uncertainties inherent in the estimation of gold, silver, zinc and lead mineral reserves and mineralized material; changes that could result from any future acquisition of new mining properties or businesses; the loss of access to or insolvency of any third-party smelter to whom we market our production; the effects of environmental and other governmental regulations and government shut-downs; the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; and our ability to raise additional financing necessary to conduct our business, make payments or refinance our debt; and other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, the Company’s most recent report on Form 10-K. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, the Company undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of the Company, its financial or operating results or its securities.  This report does not constitute an offer of any securities for sale.

Item 9.01.	Financial Statements and Exhibits.

List of Exhibits

Exhibit No.	Description
99.1	Press Release (Tender Offer) dated February 22, 2021, issued by Coeur Mining, Inc.
99.2	Press Release (Notes Offering) dated February 22, 2021, issued by Coeur Mining, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

By:	/s/ Thomas S. Whelan
Name:	Thomas S. Whelan
Title:	Senior Vice President and Chief Financial Officer

Dated: February 22, 2021